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                                                                 Exhibit 10.25


                       FIRST AMENDMENT TO AMENDED AND RESTATED
                              REVOLVING CREDIT AGREEMENT

             This First Amendment to Amended and Restated Revolving Credit Agreement is made as of the 1st day of March, 1997 by and among GREAT LAKES REIT, L.P., a Delaware limited partnership (the "Borrower"), GREAT LAKES REIT, INC., a Maryland corporation (the "Company"), THE FIRST NATIONAL BANK OF BOSTON, BANK OF AMERICA ILLINOIS and FIRST BANK NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as Agent for the Banks (the "Agent").

             WHEREAS, the parties hereto are parties to that certain Amended and Restated Revolving Credit Agreement dated as of December 27, 1996 (the "Existing Agreement"); and

             WHEREAS, the parties have agreed to amend the Existing Agreement to provide for a reduction in certain of the interest rates thereunder.

             NOW, THEREFORE, the parties hereby agree that effective upon the date hereof the Existing Agreement is amended as follows:

             1. The definition of Applicable Margin contained Section 1.1 of the Existing Agreement is hereby amended to read as follows:

             "APPLICABLE MARGIN.  As of any date of
             determination, with respect to LIBOR Rate loans
             1.65%, PROVIDED that upon completion of a Successful
             Initial Public Offering the Applicable Margin shall be reduced to 1.50%."

             2. EFFECTIVE DATE. This Amendment shall become effective on March 1, 1997 so long as counterparts of this Amendment executed by each of the parties hereto have been received by the Agent prior to such Effective Date.

             3. REPRESENTATIONS AND WARRANTIES. The Borrower and the Company represent and warrant that each of the representations and warranties contained in Section 6 of the Credit Agreement is true, correct and complete in all material respects as of the date hereof to the same extent as though made on such date and that no Default or Event of Default has occurred and is continuing on the date hereof.

             4. EFFECTIVENESS OF LOAN DOCUMENTS. The Company, in its capacity as Guarantor under the Guaranty, hereby consents to this Amendment and confirms that the Guaranty shall continue to guaranty the payment and performance of all of the "Obligations" as defined in the Guaranty. The Borrower confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Existing Agreement as amended hereby and the Borrower's obligations thereunder shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement


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shall mean and be a reference to the Existing Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Existing Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             5. MISCELLANEOUS. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Existing Agreement including, without limitation, all definitions set forth in Section 1.1, the rules of interpretation set forth in
Section 1.2, the provisions relating to governing law set forth in Section 21, the provisions relating to counterparts in Section 23 and the provision relating to severability in Section 28.

             IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.


                                  GREAT LAKES REIT, L.P.
                                  By its sole general partner:
                                  GREAT LAKES REIT, INC.


                                  By:
                                     --------------------------------------
                                  Print Name:
                                             ------------------------------
                                  Title:
                                        -----------------------------------



                                  GREAT LAKES REIT, INC.


                                  By:
                                     --------------------------------------
                                  Print Name:
                                             ------------------------------
                                  Title:
                                        -----------------------------------



                                  THE FIRST NATIONAL BANK OF BOSTON,
                                  individually and as Agent


                                  By:
                                     --------------------------------------
                                  Print Name:
                                             ------------------------------
                                  Title:
                                        -----------------------------------


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                                  BANK OF AMERICA ILLINOIS


                                  By:
                                     --------------------------------------
                                  Print Name:
                                             ------------------------------
                                  Title:
                                        -----------------------------------



                                  FIRST BANK NATIONAL ASSOCIATION


                                  By:
                                     --------------------------------------
                                  Print Name:
                                             ------------------------------
                                  Title:
                                        -----------------------------------


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